CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form S-8 of our report dated February 16, 1996, relating to the financial statements of Olympic Entertainment, Inc. as of December 31, 1995, and the reference to our firm under the caption "EXPERTS" in the Registration Statement.

                                     /s/  WINTER, SCHEIFLEY & ASSOCIATES, P.C.
                                          --------------------------------------
                                          Winter, Scheifley & Associates, P.C.
                                          Certified Public Accountants

July 25, 1996
Englewood, Colorado